SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)   December 17, 1997
                                                       -----------------

                          Scotsman Industries, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

                                  Delaware
               ----------------------------------------------
               (State or other jurisdiction of incorporation)

             0-10182                              36-3635892
     ------------------------          ---------------------------------
     (Commission File Number)          (IRS Employer Identification No.)

        820 Forest Edge Drive, Vernon Hills, Illinois      60061-3112
       ---------------------------------------------------------------
         (Address of principal executive offices)         (Zip Code)

      Registrant's telephone number, including area code (847) 215-4600
                                                        ----------------


                     Exhibit Index is located on page 4.

   Item 5.   Other Events

             The information contained in the registrant's December 17, 1997 press release, reporting its acquisition of 100 percent of the outstanding shares of Homark Holdings Limited, a U.K. based beverage equipment company, and its purchase of the remaining 40 percent of its joint-venture located in Shenyang, China, a copy of which is filed as
   Exhibit 99 to this report, is incorporated by reference herein.

   Item 7.   Financial Statements and Exhibits

        (c)  Exhibits:

             Exhibit 99     December 17, 1997 Press Release

                                  SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Scotsman Industries, Inc.
                                      Registrant


   Dated:  December 17, 1997          By:  /s/ Donald D. Holmes
                                          -----------------------------
                                           Donald D. Holmes
                                           Vice President - Finance

                                EXHIBIT INDEX

   Number         Description                             Page Number
   ------         -----------                             -----------

   Exhibit 99     December 17, 1997 Press Release              5